Exhibit A

Supplemental Beneficial Ownership Information

Capitalized terms used and not defined herein have the definitions given to them in the Schedule 13D

James L. Dolan may be deemed to beneficially own an aggregate of 1,709,621 shares of Class A Common Stock, including (i) 229,211 shares of Class A Common Stock and (ii) 1,480,410 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 8.1% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 241,555 shares of Class A Common Stock (including 189,613 shares of Class A Common Stock owned personally, an aggregate of 491 shares of Class A Common Stock held as custodian for minor children or by household members and 51,451 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned personally) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,468,066 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 5,011 shares of Class A Common Stock owned personally by his spouse, 29,249 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 604,324 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 824,635 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 491 shares of Class A Common Stock held as custodian for minor children or by household members, 5,011 shares of Class A common Stock owned personally by his spouse, 29,249 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 604,324 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 824,635 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 3,049,107 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Thomas C. Dolan may be deemed to beneficially own 814,429 shares of Class A Common Stock, including (i) 37,478 shares of Class A Common Stock and (ii) 776,951 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.0% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,752 shares of Class A Common Stock owned personally and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 794,677 shares of Class A Common Stock (13,295 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 308,986 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit and 467,965 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of 13,295 shares of Class A Common Stock owned by the Dolan Children Trust for his benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for his benefit, 308,986 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for his benefit, 467,965 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit and 3,752,566 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Kathleen M. Dolan may be deemed to beneficially own an aggregate of 2,389,990 shares of Class A Common Stock, including (i) 97,021 shares of Class A Common Stock and (ii) 2,292,969 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 10.9% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned personally, an aggregate of 616 shares of Class A Common Stock held as custodian for minor children or by household members and an aggregate of 10,104 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,282,865 shares of Class A Common Stock (including an aggregate of 90,406 shares of Class A Common Stock owned by the Dolan Children Trusts and 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit , an aggregate of 1,839,898 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, 418,061 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan and 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for minor children or by household members, an aggregate of 90,406 shares of Class A Common Stock owned by the Dolan Children Trusts, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, an aggregate of 1,839,898 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts, an aggregate of 10,104 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, 418,061 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan and 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 2,236,548 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Marianne Dolan Weber may be deemed to beneficially own an aggregate of 821,880 shares of Class A Common Stock, including (i) 60,981 shares of Class A Common Stock and (ii) 760,899 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.0% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,063 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 813,817 shares of Class A Common Stock (including 32,533 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 296,934 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 426,560 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 18,702 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust). She disclaims beneficial ownership of 32,533 shares of Class A Common Stock owned by the Heartfelt Wings Foundation Inc., 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for her benefit, 4,431 shares of Class A Common Stock owned by the 2009 Family Trust for her benefit, 296,934 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 426,560 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for her benefit, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 18,702 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Marianne E. Dolan Weber 2012 Descendants Trust and 3,768,618 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 758,980 shares of Class A Common Stock, including (i) 44,686 shares of Class A Common Stock and (ii) 714,294 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.7% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned personally, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 752,108 shares of Class A Common Stock (including 15,182 shares of Class A Common Stock owned personally by her spouse, 2,247 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 15,954 shares of Class A Common owned by the Dolan Children Trust for her benefit, 4,431 shares of Class A Common owned by the 2009 Family Trust for her benefit, 323,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 390,967 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 15,182 shares of Class A Common Stock owned personally by her spouse, 2,247 shares of Class A Common Stock held by trusts for which her spouse serves as co-trustee, 15,954 shares of Class A Common owned by the Dolan Children Trust for her benefit, 4,431 shares of Class A Common owned by the 2009 Family Trust for her benefit, 323,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit, 390,967 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for her benefit and 3,815,223 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Patrick F. Dolan may be deemed to beneficially own 38,274 shares of Class A Common Stock, including (i) 709 shares of Class A Common Stock and (ii) 37,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 0.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 709 shares of Class A Common Stock owned personally and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 15,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan. He disclaims beneficial ownership of 37,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trust for his benefit, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 4,491,952 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

Corby Dolan Leinauer may be deemed to beneficially own an aggregate of 2,632,665 shares of Class A Common Stock, including (i) 24,303 shares of Class A Common Stock and (ii) 2,608,362 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 11.9% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 314 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,632,351 shares of Class A Common Stock (including 164 shares of Class A Common Stock owned jointly with her spouse, 554 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 22,155 shares of Class A Common Stock owned by the 2009 Family Trusts, an aggregate of 2,543,753 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Kathleen M. Dolan, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan). She disclaims beneficial ownership of 314 shares of Class A Common Stock held as custodian for one or more minor children, 554 shares of Class A Common Stock owned by the Leinauer Family Education Trust, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 22,155 shares of Class A Common Stock owned by the 2009 Family Trusts, an aggregate of 2,543,753 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Kathleen M. Dolan, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 1,921,155 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that she is the beneficial owner of such securities. See Exhibit B.

Mary S. Dolan may be deemed to beneficially own an aggregate of 2,976,791 shares of Class A Common Stock, including (i) 44,102 shares of Class A Common Stock and (ii) 2,932,689 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 13.2% of the shares of Class A Common Stock currently outstanding. She may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,974,517 shares of Class A Common Stock (including 2,603 shares of Class A Common Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 22,155 shares of Class A Common Stock owned by the 2009 Family Trusts, 323,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 2,543,753 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Kathleen M. Dolan, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan and 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, an aggregate of 22,155 shares of Class A Common Stock owned by the 2009 Family Trusts, 323,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, an aggregate of 2,543,753 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the 2009 Family Trusts, 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Kathleen M. Dolan, 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber, 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Kevyn A. Dolan, 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the CFD 2021 GC Trust FBO Tara E. Dolan and 1,596,828 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The Charles F. Dolan Children Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 322,281 shares of Class A Common Stock, including (i) 15,954 shares of Class A Common Stock and (ii) 306,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,223,190 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney may be deemed to beneficially own an aggregate of 339,281 shares of Class A Common Stock, including (i) 15,954 shares of Class A Common Stock and (ii) 323,327 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,206,190 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Marianne Dolan Weber may be deemed to beneficially own an aggregate of 312,888 shares of Class A Common Stock, including (i) 15,954 shares of Class A Common Stock and (ii) 296,934 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,232,583 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 322,281 shares of Class A Common Stock, including (i) 13,295 shares of Class A Common Stock and (ii) 308,986 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,220,531 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Matthew J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The Charles F. Dolan Children Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 633,573 shares of Class A Common Stock, including (i) 29,249 shares of Class A Common Stock and (ii) 604,324 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 3,925,193 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan and Paul J. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO James L. Dolan may be deemed to beneficially own an aggregate of 829,066 shares of Class A Common Stock, including (i) 4,431 shares of Class A Common Stock and (ii) 824,635 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 3,704,882 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Thomas C. Dolan may be deemed to beneficially own an aggregate of 472,396 shares of Class A Common Stock, including (i) 4,431 shares of Class A Common Stock and (ii) 467,965 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,061,552 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Kathleen M. Dolan may be deemed to beneficially own an aggregate of 422,492 shares of Class A Common Stock, including (i) 4,431 shares of Class A Common Stock and (ii) 418,061 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,111,456 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 430,991 shares of Class A Common Stock, including (i) 4,431 shares of Class A Common Stock and (ii) 426,560 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,102,957 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust.

The 2009 Family Trust FBO Deborah A. Dolan-Sweeney may be deemed to beneficially own an aggregate of 395,398 shares of Class A Common Stock, including (i) 4,431 shares of Class A Common Stock and (ii) 390,967 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,138,550 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The 2009 Family Trust FBO Patrick F. Dolan may be deemed to beneficially own an aggregate of 15,565 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,513,952 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Ryan Dolan 1989 Trust may be deemed to beneficially own an aggregate of 5,052 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,524,465 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The Tara Dolan 1989 Trust may be deemed to beneficially own an aggregate of 5,052 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. The trust disclaims beneficial ownership of 4,524,465 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities. Kathleen M. Dolan is the trustee and has the sole power to vote and dispose of the shares held by the trust.

The CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan may be deemed to beneficially own an aggregate of 23,906 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,505,611 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber may be deemed to beneficially own an aggregate of 18,703 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,510,814 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Kathleen M. Dolan 2012 Descendants Trust may be deemed to beneficially own an aggregate of 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Paul J. Dolan and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,528,517 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The Marianne E. Dolan Weber 2012 Descendants Trust may be deemed to beneficially own an aggregate of 18,702 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Richard Baccari is the trustee and has the sole power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,510,815 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2021 GC Trust FBO Kevyn A. Dolan may be deemed to beneficially own an aggregate of 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,518,517 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

The CFD 2021 GC Trust FBO Tara E. Dolan may be deemed to beneficially own an aggregate of 11,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. Corby Dolan Leinauer and Mary S. Dolan are the trustees and have the shared power to vote and dispose of the shares held by the trust. The trust disclaims beneficial ownership of 4,518,517 shares of Class A Common Stock, issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that the trust is the beneficial owner of such securities.

Paul J. Dolan may be deemed to beneficially own an aggregate of 987,334 shares of Class A Common Stock, including (i) 75,683 shares of Class A Common Stock, and (ii) 911,651 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 4.8% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 30,480 shares of Class A Common Stock owned by the CFD Trust No. 10 and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 956,854 shares of Class A Common Stock (including an aggregate of 45,203 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 910,651 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan and 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust). He disclaims beneficial ownership of 30,480 shares of Class A Common Stock owned by the CFD Trust No. 10, an aggregate of 45,203 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, an aggregate of 910,651 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, 1,000 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Kathleen M. Dolan 2012 Descendants Trust and 3,617,866 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that he is the beneficial owner of such securities. See Exhibit B.

Matthew J. Dolan may be deemed to beneficially own an aggregate of 636,496 shares of Class A Common Stock, including (i) 30,576 shares of Class A Common Stock and (ii) 605,920 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock. This aggregate amount represents approximately 3.2% of the shares of Class A Common Stock currently outstanding. He may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 635,701 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 605,920 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan). He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child, an aggregate of 29,249 shares of Class A Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, an aggregate of 605,920 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and 3,923,597 shares of Class A Common Stock issuable upon conversion of an equal number of shares of Class B Common Stock owned by other Reporting Persons hereto, and this report shall not be deemed to be an admission that such person is the beneficial owner of such securities. See Exhibit B.

The foregoing information does not include 37,681 unvested restricted stock units or 54,527 unvested performance restricted stock units granted by the Issuer to James L. Dolan. The foregoing information also does not include restricted stock units granted by the Issuer to its directors and which units settle 90 days following the person’s separation from the Issuer: Paul J. Dolan, 5,308 units; Thomas C. Dolan, 7,501 units; Brian G. Sweeney (Deborah A. Dolan-Sweeney’s spouse), 7,501 units; and Marianne Dolan Weber, 6,872 units.

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